UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2008

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Sale of Convertible Note and Warrant to LFB Biotechnologies S.A.S.U.

On December 22, 2008 we completed the closing of the transactions under our Note and Warrant Purchase Agreement with LFB Biotechnologies S.A.S.U. dated October 31, 2008 previously reported in our Current Report on Form 8-K filed with the SEC on November 6, 2008. At the closing, we issued to LFB a $15.0 million secured convertible note (the “Convertible Note”) and a warrant to purchase 23,193,548 shares of our common stock (the “Warrant”) for payment to us of $15.0 million. We received approximately $10.0 million in net proceeds, after payment of related fees and expenses and payment to General Electric Capital Corporation (“GE Capital”), the lender under our existing senior secured credit facility, of $4.0 million into a separate account pledged as additional collateral. In connection with the closing, we entered into a Security Agreement with LFB to secure our obligations under the Convertible Note by granting to LFB a first priority security interest in our intellectual property and a second priority security interest in all of our other assets. The Convertible Note is also secured by a second mortgage covering our farm and real estates fixtures for our property located in central Massachusetts. For more information regarding the terms and conditions of the Security Agreement, the Convertible Note and the Warrant, please see our November 6, 2008 8-K.

In connection with the closing, we entered into a Patent and License Security Agreement with LFB, granting LFB a first priority security interest in our currently existing and future patents. Under the Patent and License Security Agreement we are required to make patent applications on patentable inventions in the future and take reasonable steps to preserve and maintain all of our rights in our patent applications and patents, and we are prohibited from selling or assigning our interests in or granting any license for our patents without LFB’s consent, other than licenses in the ordinary course of business. We also entered into a Trademark and License Security Agreement with LFB, granting LFB a first priority security interest in our currently existing and future trademarks. Under the Trademark and License Security Agreement we are required to make trademark and service mark applications in the future and take reasonable steps to preserve and maintain all of our rights in our trademark and service mark applications and existing trademarks and service marks, and we are prohibited from selling or assigning our interests in or granting any license for our trademarks and service marks without LFB’s consent, other than licenses in the ordinary course of business. The foregoing description of these agreements is subject to, and qualified in its entirety by reference to, the full text of the Patent and License Security Agreement and the Trademark and License Security Agreement with LFB, which are filed as Exhibits 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Consent and Amendment to the GE Capital Amended and Restated Master Security Agreement

In connection with the closing, we entered into a Consent and Amendment No. 3 to the Master Security Agreement (the “Consent”) with GE Capital, amending the Amended and Restated Master Security Agreement between us and GE Capital dated December 29, 2006. Under the terms of the Consent, GE Capital consented to our issuance of the Convertible Note, our granting to LFB a first priority security interest in our intellectual property and a second priority security interest in all of our other assets, and our entering into a second mortgage on our farm and real estates fixtures for our property located in central Massachusetts. Under the Consent, we agreed to grant to GE Capital a second priority security interest in all of our intellectual property and provide to GE Capital $4.0 million in additional collateral to secure our obligations under our existing senior secured credit facility. We funded this additional collateral payment with $4.0 million of the payment we received from LFB. Lien priority is governed by an Intercreditor Agreement between GE Capital and LFB. The foregoing description of the Consent is subject to, and qualified in its entirety by reference to, the full text of the Consent, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by this reference.

In connection with the closing, we also entered into a Patent and License Security Agreement and a Trademark and License Security Agreement with GE Capital, granting GE Capital a second priority security interest in our currently existing and future patents and trademarks. Our obligations under these agreements are substantially the same as those granted to LFB under the agreements of the same name described above. The foregoing description of these agreements is subject to, and qualified in its entirety by reference to, the full text of the Patent and License Security Agreement with GE Capital and the Trademark and License Security Agreement with GE Capital, which are filed as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by this reference.

Amendment to Shareholder Rights Agreement

In connection with the closing, we entered into a Second Amendment to the Shareholder Rights Agreement dated December 22, 2008 between us and American Stock Transfer and Trust Company, as rights agent, further amending the Shareholder Rights Agreement dated May 31, 2001 between us and the rights agent. The amendment revised the Shareholder Rights Agreement to exempt LFB’s acquisition of our capital stock from triggering the exercisability of preferred stock purchase rights attached to shares of our common stock pursuant to the Shareholder Rights Agreement so long as LFB acquires the capital stock it beneficially owns directly from us.

The foregoing description of the amendment to the Shareholder Rights Agreement is subject to, and qualified in its entirety by reference to, the full text of the amendment, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Form of Convertible Note included as Exhibit A to the Note and Warrant Purchase Agreement dated October 31, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. filed as Exhibit 10.1 to GTC’s Current Report on Form 8-K filed on November 6, 2008 (File No. 0-21794) and incorporated by reference herein.

4.1	Form of Warrant included as Exhibit B to the Note and Warrant Purchase Agreement dated October 31, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. filed as Exhibit 10.1 to GTC’s Current Report on Form 8-K filed on November 6, 2008 (File No. 0-21794) and incorporated by reference herein.

4.2	Second Amendment to Shareholder Rights Agreement dated as of December 22, 2008 between GTC Biotherapeutics, Inc. and American Stock Transfer & Trust Company. Filed herewith.

10.1	Security Agreement dated as of December 22, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. Filed herewith.

10.2	Patent and License Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. Filed herewith.

10.3	Trademark and License Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. Filed herewith.

10.4	Consent and Amendment No. 3 to the Master Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and General Electric Capital Corporation. Filed herewith.

10.5	Patent and License Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and General Electric Capital Corporation. Filed herewith.

10.6	Trademark and License Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and General Electric Capital Corporation. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: December 23, 2008	By:	/s/ John B. Green
John B. Green
Treasurer, Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Form of Convertible Note included as Exhibit A to the Note and Warrant Purchase Agreement dated October 31, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. filed as Exhibit 10.1 to GTC’s Current Report on Form 8-K filed on November 6, 2008 (File No. 0-21794) and incorporated by reference herein.

4.1	Form of Warrant included as Exhibit B to the Note and Warrant Purchase Agreement dated October 31, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. filed as Exhibit 10.1 to GTC’s Current Report on Form 8-K filed on November 6, 2008 (File No. 0-21794) and incorporated by reference herein.

4.2	Second Amendment to Shareholder Rights Agreement dated as of December 22, 2008 between GTC Biotherapeutics, Inc. and American Stock Transfer & Trust Company. Filed herewith.

10.1	Security Agreement dated as of December 22, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. Filed herewith.

10.2	Patent and License Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. Filed herewith.

10.3	Trademark and License Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and LFB Biotechnologies S.A.S.U. Filed herewith.

10.4	Consent and Amendment No. 3 to the Master Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and General Electric Capital Corporation. Filed herewith.

10.5	Patent and License Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and General Electric Capital Corporation. Filed herewith.

10.6	Trademark and License Security Agreement dated December 22, 2008 between GTC Biotherapeutics, Inc. and General Electric Capital Corporation. Filed herewith.